SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 1998

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of June 1, 1998 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS10)


                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-48327                         51-0368240
(State or other jurisdiction       (Commission)                 (I.R.S. employer
of incorporation)                  file number)              identification no.)



          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code (612) 832-7000



          (Former name or former address, if changed since last report)

Exhibit Index located on Page 2




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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                                    Sequentially
Exhibit                                                               Numbered
Number                                                              Exhibit Page

10.1 Pooling and Servicing Agreement, dated as of June 1, 1998            4
         among Residential Accredit Loans, Inc., as company,
         Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.


DOCSNY1:469165.1


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ACCREDIT LOANS, INC.



                                        By:       /s/Randy Van Zee
                                        Name:     Randy Van Zee
                                        Title:    Vice President


Dated:  June 29, 1998




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Exhibit 10.1


         Pooling and Servicing Agreement, dated as of June 1, 1998 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.







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